UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2022

Healthcare Realty Trust Incorporated
Healthcare Realty Holdings, L.P.
(Exact name of Registrant as Specified in its Charter)

Healthcare Realty Trust Incorporated	Maryland	001-35568	20-4738467
Healthcare Realty Holdings, L.P.	Delaware	333-190916	20-4738347
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3310 West End Avenue, Suite 700 Nashville, Tennessee 37203	(615) 269-8175
(Address of Principal Executive Office and Zip Code)	(Registrant’s Telephone Number, Including Area Code)
Healthcare Trust of America, Inc.
Healthcare Trust of America Holdings, LP
16435 N. Scottsdale Road, Suite 320
Scottsdale, Arizona 85254
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Class A Common Stock, $0.01 par value per share	HR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐         Healthcare Realty Trust Incorporated
Emerging growth company  ☐         Healthcare Realty Holdings, L.P.
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Healthcare Realty Trust Incorporated  ☐
Healthcare Realty Holdings, L.P.         ☐

Introductory Note
The Merger
This Current Report on Form
8-K
is being filed in connection with the consummation on July 20, 2022 (the “
Closing Date
”), of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of February 28, 2022 (the “
Merger Agreement
”), by and among Healthcare Realty Trust Incorporated, a Maryland corporation (now known as HRTI, LLC, a Maryland limited liability company) (“
Legacy HR
”), Healthcare Trust of America, Inc., a Maryland corporation (now known as Healthcare Realty Trust Incorporated) (“
Legacy HTA
”), Healthcare Trust of America Holdings, LP, a Delaware limited partnership (now known as Healthcare Realty Holdings, L.P.) (the “
OP
”), and HR Acquisition 2, LLC, a Maryland limited liability company (“
Merger Sub
”). Pursuant to the Merger Agreement, on the Closing Date, Merger Sub merged with and into Legacy HR, with Legacy HR continuing as the surviving entity and a wholly-owned subsidiary of Legacy HTA (the “
Merger
”). Immediately following the Merger, Legacy HR converted to a Maryland limited liability company and changed its name to “HRTI, LLC” and Legacy HTA changed its name to “Healthcare Realty Trust Incorporated”. In addition, the equity interests of Legacy HR were contributed by Legacy HTA by means of a contribution and assignment agreement (the “
Contribution Agreement
”) to the OP such that Legacy HR became a wholly-owned subsidiary of the OP. As a result, Legacy HR became a part of an umbrella partnership REIT (“
UPREIT
”) structure, which is intended to align the corporate structure of the combined company after giving effect to the Merger and the UPREIT reorganization (the “
Combined Company
”) and to provide a platform for the Combined Company to more efficiently acquire properties in a tax-deferred manner. The Combined Company will continue to operate under the name “Healthcare Realty Trust Incorporated” and its shares of class A common stock, $0.01 par value per share, will continue to trade on the New York Stock Exchange (the “
NYSE
”) under the ticker symbol “HR”.
A copy of the Contribution Agreement is filed as Exhibit 10.2 hereto, and is incorporated herein by reference.
The Exchange Offer
In connection with the Merger, the OP offered to exchange all validly tendered and accepted notes of each series previously issued by Legacy HR (the “
Old HR Notes
”) for (i) up to $250,000,000 of 3.875% Senior Notes due 2025 (the “
2025 Notes
”), (ii) up to $300,000,000 of 3.625% Senior Notes due 2028 (the “
2028 Notes
”), (iii) up to $300,000,000 of 2.400% Senior Notes due 2030 (the “
2030 Notes
”) and (iv) up to $300,000,000 of 2.050% Senior Notes due 2031 to be issued by the OP (the “
2031 Notes
” and, collectively, the “
New HR Notes
”) and solicited consents from holders of the Old HR Notes to amend the indenture governing the Old HR Notes to eliminate substantially all of the restrictive covenants in such indenture (the “
Exchange Offers
”). The New HR Notes were issued pursuant to an indenture dated July 22, 2022 (the “
Base Indenture
”), among the OP, Legacy HTA and U.S. Bank Trust Company, National Association, as trustee, as supplemented by the first supplemental indenture, dated as of July 22, 2022, the second supplemental indenture, dated as of July 22, 2022, the third supplemental indenture, dated as of July 22, 2022 and the fourth supplemental indenture, dated as of July 22, 2022 (the first, second, third and fourth supplemental indentures, collectively, the “
Supplemental Indentures
”). Legacy HTA guaranteed the New HR Notes pursuant to (i) a guarantee of the 2025 Notes, (ii) a guarantee of the 2028 Notes, (iii) a guarantee of the 2030 Notes, and (iv) a guarantee of the 2031 Notes, each dated July 22, 2022 (collectively, the “
Guarantees
”). Legacy HTA filed a registration statement on
Form S-4 (File No. 333-265593) (the
“
Registration Statement
”) relating to the issuance of the New HR Notes with the Securities and Exchange Commission (the “
SEC
”) on June 14, 2022, which was declared effective by the SEC on June 28, 2022.
In connection with the Exchange Offer, Legacy HR entered into a Tenth Supplemental Indenture, dated July 22, 2022, by and between Legacy HR and Truist Bank, as successor in interest to First Union National Bank, a copy of which is filed as Exhibit 4.6 hereto, and is incorporated herein by reference.
As of 5:00 p.m. New York City time, on July 20, 2022 (the “
Expiration Date
”), the conditions required for the consummation of the Exchange Offers had been met, including, among other things, (i) the receipt of valid consents to the proposed amendments from the holders of at least a majority of the outstanding aggregate principal amount of each series of Old HR Notes, each voting as a separate series, and (ii) consummation of the Merger, which occurred on July 20, 2022. The final settlement of the Exchange Offers took place on July 22, 2022.
The Exchange Offers were made pursuant to the terms and conditions set forth in the OP and Legacy HTA’s prospectus dated June 28, 2022, which forms a part of the Registration Statement (the “
Prospectus
”). The Prospectus contains a more comprehensive description of the terms and conditions of the Exchange Offers. Copies of the Base Indenture, the Supplemental Indentures, the New HR Notes and the Guarantees are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15 and 4.16 hereto, respectively, and are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.
The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.
In connection with the effectiveness of the Merger, Legacy HR (in a limited capacity), Legacy HTA and the OP entered into the Fourth Amended and Restated Credit and Term Loan Agreement (the “
Credit Facility
”) with Wells Fargo Bank, National Association, as Administrative Agent; Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., and Citibank, N.A., as Joint Book Runners; Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., U.S. Bank National Association, Citibank, N.A., The Bank of Nova Scotia, Capital One, National Association, U.S. Bank National Association, and PNC Capital Markets LLC, as Joint Lead Arrangers; and the other lenders named therein. The Credit Facility restructures the parties’ existing bank facilities and adds additional borrowing capacities for the Combined Company following the Merger. The OP is the borrower under the Credit Facility (in such capacity, the “
Borrower
”).

The Credit Facility is comprised of (i) an unsecured, $1.5 billion revolving credit facility and (ii) six individual term loan tranches totaling $1.5 billion. A brief summary of the components and the effect of the Credit Facility on existing facilities is as follows:

•
Legacy HR’s existing $700.0 million revolving credit facility under the Amended and Restated Credit Agreement, dated as of May 31, 2019 (as amended, restated, replaced, supplemented, or otherwise modified from time to time prior to the Closing Date, the “
Existing HR Revolving Credit Agreement
”), by and among Legacy HR, the lenders party thereto from time to time and their assignees, as lenders, and Wells Fargo Bank, National Association, as the administrative agent (the “
WF Administrative Agent
”), was terminated, all outstanding obligations in respect thereof were deemed paid in full and all commitments thereunder were permanently reduced to zero and terminated.

•
Legacy HR’s existing $200.0 million term loan facility and existing $150.0 million term loan facility under the Amended and Restated Term Loan Agreement, dated as of May 31, 2019 (as amended, restated, replaced, supplemented, or otherwise modified from time to time prior to the Closing Date, the “
Existing HR Term Loan Agreement
”), by and among Legacy HR, the lenders party thereto from time to time and their assignees, as lenders, and the WF Administrative Agent, in each, case, were deemed continued and assumed by the Borrower under the Credit Facility, and the Existing HR Term Loan Agreement was terminated.

○
The existing $200.0 million term loan facility was amended to: (a) conform to the terms of the Borrower’s other term loan facilities under the Credit Facility; (b) include two one-year extension options, resulting in a latest final maturity in May 2026; and (c) reprice to align with the pricing for the Borrower’s other term loan facilities under the Credit Facility; and

○
The existing $150.0 million term loan facility was amended to conform to the terms of the Borrower’s other term loan facilities under the Credit Facility, and the existing maturity in June 2026 remains unchanged under the Credit Facility.

•
Legacy HTA’s and the OP’s existing $1.0 billion revolving credit facility was upsized to $1.5 billion (the “
Revolver
”) pursuant to the Credit Facility. The Revolver currently matures in October 2025, and the Credit Facility adds an additional one-year extension option for the Revolver, for a total of two one-year extension options.

•
Legacy HTA’s and the OP’s existing $300.0 million term loan facility was deemed continued pursuant to the Credit Facility and was amended to conform to the terms of the Borrower’s other term loan facilities under the Credit Facility. The existing maturity in October 2025 remains unchanged under the Credit Facility.

•
Legacy HTA’s and the OP’s existing $200.0 million term loan facility was deemed continued pursuant to the Credit Facility and was amended to (a) conform to the terms of the Borrower’s other term loan facilities under the Credit Facility; (b) extend the maturity from January 2024 to July 20, 2027; and (c) reprice to align with the pricing for the Borrower’s other term loan facilities under the Credit Facility.

•
The Credit Facility provides for a new $350.0 million delayed-draw term loan facility that is available to be drawn for 12 months after the Closing Date and has an initial maturity date of July 20, 2023, with two one-year extension options. The terms of any delayed draw term loans funded thereunder conform to the terms of the Borrower’s other term loan facilities under the Credit Facility, and the pricing for such delayed draw term loans aligns with the pricing for the Borrower’s other term loan facilities under the Credit Facility.

•
The Credit Facility provides for a new $300.0 million term loan facility that was funded on the Closing Date and has a maturity of January 20, 2028, with no extension options. The terms of such term loan facility conform to the terms of the Borrower’s other term loan facilities under the Credit Facility, and the pricing for such term loan facility aligns with the pricing for the Borrower’s other term loan facilities under the Credit Facility.

Upon the effectiveness of the Credit Facility on July 20, 2022, all existing obligations of Legacy HR were assigned to, and assumed by, the Borrower, and Legacy HR was released from its obligations in respect thereof. All obligations under the Credit Facility are the primary obligation of the Borrower.
Revolving loans outstanding under the Credit Facility bear interest at a rate equal to Adjusted Term SOFR plus an applicable margin. The applicable margin is determined based on the Borrower’s credit ratings and ranges from 0.725% per annum to 1.40% per annum (currently 0.85% per annum). Term loans outstanding under the Credit Facility bear interest at a rate equal to Adjusted Term SOFR plus an applicable margin. The applicable margin is determined based on the Borrower’s credit ratings and ranges from 0.80% per annum to 1.60% per annum (currently 0.95% per annum). In addition, the Borrower pays an unused commitment fee on the undrawn revolving commitments and the undrawn delayed draw term loan commitments at a rate per annum determined based on the Borrower’s credit ratings and ranging from 0.125% per annum to 0.30% per annum (currently 0.20% per annum).
The Credit Facility contains covenants that are customary for agreements of this type. These covenants include, among others: limitations on the incurrence of additional indebtedness; limitations on mergers, investments and acquisitions; limitations on dividends and redemptions of capital stock; limitations on transactions with affiliates; and requirements to comply with certain financial covenants, including a maximum total leverage ratio, a maximum senior leverage ratio, a maximum unencumbered leverage ratio, a minimum fixed charge coverage ratio and a minimum unsecured coverage ratio.

The Credit Facility contains events of default that are customary for agreements of this type. These events of default include, among others: nonpayment of any outstanding principal, interest, fees or amounts due under the Credit Facility; the failure to perform or observe covenants in the loan documents; the occurrence of certain bankruptcy and insolvency events; the occurrence of a default under the terms of certain other material indebtedness of the Borrower and certain of its subsidiaries and affiliates; and the occurrence of a change of control.
A copy of the Credit Facility is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Facility.

Item 1.02	Termination of a Material Definitive Agreement.
The information provided in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.
The information provided in the Introductory Note of this Current Report on Form
8-K
is incorporated herein by reference.
On the Closing Date, Legacy HR, Legacy HTA, the OP and Merger Sub completed the Merger in accordance with the terms of the Merger Agreement. Pursuant to the Merger Agreement, the Articles of Merger contemplated thereby were filed with the State Department of Assessments and Taxation of Maryland (the “
SDAT
”), with an effective time and date of 4:28 p.m., Eastern Time, on the Closing Date (the “
Effective Time
”).
Pursuant to the terms of the Merger Agreement, Legacy HTA declared a special dividend of $4.82 (the “
Special Dividend
”) for each outstanding share of Legacy HTA class A common stock, $0.01 par value per share (the “
Legacy HTA Common Stock
”), and the OP declared a corresponding distribution to the holders of its partnership units, payable to Legacy HTA stockholders and OP unitholders of record on July 19, 2022. At the Effective Time, each outstanding share of Legacy HR common stock, $0.01 par value per share (the “
Legacy HR Common Stock
”), was cancelled and converted into the right to receive one share of Legacy HTA Common Stock at a fixed ratio of 1.00 : 1.00. No fractional shares of Legacy HTA Common Stock were issued in the Merger, and the value of any fractional interests to which a former holder of Legacy HR Common Stock is otherwise entitled will be paid in cash.
Under the terms of the Merger Agreement, at the Effective Time, each option to purchase shares of Legacy HR Common Stock was converted into an option exercisable for one share of Legacy HTA Common Stock, subject to the same economic terms and conditions as were applicable to the corresponding option immediately prior to the Merger. In addition, at the Effective Time, all Legacy HR restricted stock, and each right of any kind, contingent or accrued, to receive shares of Legacy HR Common Stock or benefits measured in whole or in part by the value of a number of shares of Legacy HR Common Stock granted by Legacy HR outstanding immediately prior to the Effective Time, were converted into the right to receive the same number of shares of Legacy HTA Common Stock, subject to the same economic terms and conditions as were applicable to the corresponding award immediately prior to the Merger.
The foregoing description of the Merger and the other transactions contemplated by the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to Legacy HTA’s Current Report on Form
8-K
filed with the SEC on March 1, 2022, and which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On July 20, 2022, Legacy HR notified the NYSE of completion of the Merger, and requested that trading of shares of Legacy HR Common Stock on the NYSE be halted prior to the market open on July 21, 2022. As a result, all shares of Legacy HR Common Stock were removed from trading on the NYSE on July 21, 2022 before the market opened. The NYSE has filed a notification of removal from listing on Form 25 with the SEC with respect to the Legacy HR Common Stock in order to effect the delisting of such shares from the NYSE. Such delisting will result in the termination of the registration of Legacy HR Common Stock under Section 12(b) of the Exchange Act. Legacy HR intends to file a certificate on Form 15 under the Exchange Act, requesting the deregistration of Legacy HR Common Stock under Section 12(g) of the Exchange Act, which will suspend Legacy HR’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act with respect to the Legacy HR Common Stock, at the time such filings is permitted by the SEC.

Item 3.03	Material Modification to Rights of Security Holders.
The information provided in the Introductory Note and Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.
At the Effective Time, the holders of Legacy HR Common Stock immediately before the Merger ceased to have any rights as stockholders of Legacy HR (other than their right to receive Legacy HTA Common Stock) and will instead have the rights of common stockholders of Legacy HTA.

Item 4.01	Changes in Registrant’s Certifying Accountant.
For accounting purposes, the Merger is treated as a “reverse acquisition” in which Legacy HTA is considered the legal acquirer and Legacy HR is considered the accounting acquirer. As such, the historical financial statements of the accounting acquiror, Legacy HR, which have been audited by BDO USA, LLP, will become the historical financial statements of Legacy HTA. In a reverse acquisition, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction
financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse acquisition is completed. A determination as to the certifying accountant for the Combined Company for periods following the Merger has not yet been made and will be determined by the board of directors of the Combined Company, or a committee thereof.

Item 5.01	Changes in Control of Registrant.
The information provided in the Introductory Note and Items 2.01 and 5.02 of this Current Report on Form
8-K
is incorporated herein by reference.
Pursuant to the Merger Agreement, as of the Effective Time, Reshma Block, H. Lee Cooper, Warren D. Fix and Peter N. Foss each resigned from his or her position as a director of Legacy HTA, and all nine members of the board of directors of Legacy HR serving immediately prior to the Effective Time became members of the board of directors of the Combined Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information provided in the Introductory Note and Item 2.01 of this Current Report on Form
8-K
is incorporated herein by reference.
Director and Officer Resignations
Pursuant to the Merger Agreement, as of the Effective Time, Reshma Block, H. Lee Cooper, Warren D. Fix and Peter N. Foss each resigned from his or her position as a director of Legacy HTA and Peter N. Foss and Robert A. Milligan each resigned from his respective position as an officer of Legacy HTA. These departures were not a result of any disagreements between Legacy HTA and any of the directors or executive officers on any matter relating to Legacy HTA’s operations, policies or practices.
Officer Appointments
Upon the consummation of the Merger, Todd J. Meredith became President and Chief Executive Officer of the Combined Company, J. Christopher Douglas became Executive Vice President and Chief Financial Officer of the Combined Company, Amanda L. Callaway became Chief Accounting Officer and Senior Vice President of the Combined Company and the other officers of Legacy HR as of immediately prior to the Effective Time became officers of the Combined Company in the same capacities. Each of the executive officers of Legacy HR has an employment agreement with Legacy HR that was assumed by Legacy HTA. Copies of these employment agreements are furnished as Exhibits 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13, and 10.14 hereto, respectively, and are incorporated herein by reference. Descriptions of the employment agreements with Todd J. Meredith and J. Christopher Douglas are included in Legacy HR’s proxy statement on Schedule 14A, filed with the SEC on March 25, 2022, which is incorporated herein by reference.
Todd J. Meredith
, 47, was appointed President and Chief Executive Officer of Legacy HR in December 2016. Previously, he served as Legacy HR’s Executive Vice President—Investments since 2011, where he was responsible for overseeing Legacy HR’s investment activities, including the acquisition, financing, and development of medical office and other outpatient medical facilities. Mr. Meredith joined Legacy HR in 2001.
J. Christopher Douglas
, 46, was appointed Chief Financial Officer of Legacy HR on March 1, 2016 and had been employed by Legacy HR since 2003. He served as Legacy HR’s Senior Vice President, Acquisitions and Dispositions managing Legacy HR’s acquisition and disposition team from 2011 until March 1, 2016. Prior to that, Mr. Douglas served as Senior Vice President, Asset Administration, administering Legacy HR’s master lease portfolio and led a major disposition strategy in 2007. Mr. Douglas has a background in commercial and investment banking.
Amanda L. Callaway
, 43, was appointed Senior Vice President and Chief Accounting Officer of Legacy HR on January 1, 2016, served as principal accounting officer of Legacy HR since July 31, 2014, and had been employed by Legacy HR since 2001. She is a certified public accountant and has served in various managerial accounting capacities with Legacy HR, including senior accounting manager, assistant controller, and as an associate vice president over financial reporting.

Director Appointments
Following consummation of the Merger, the board of directors of the Combined Company was increased from eight to thirteen members, consisting of (i) all nine members of the board of directors of Legacy HR serving immediately prior to the Effective Time (Todd J. Meredith, John V. Abbott, Nancy H. Agee, Edward H. Braman, Ajay Gupta, James J. Kilroy, Peter F. Lyle, John Knox Singleton and Christann M. Vasquez) and (ii) four members of the board of directors of Legacy HTA serving immediately prior to the Effective Time (W. Bradley Blair II, Vicki U. Booth, Jay P. Leupp and Constance B. Moore), who were designated by the board of directors of Legacy HTA to serve on the board of directors of the Combined Company in accordance with the terms of the Merger Agreement (the “
Company Designees
”), and to serve until the 2023 annual meeting of stockholders of the Combined Company (and until their respective successors qualify and are duly elected). John Knox Singleton became chair of the board of directors of the Combined Company and W. Bradley Blair II became the vice chair of the board of directors of the Combined Company.
The board of directors of the Combined Company will cause the Company Designees to be nominated to stand for election or reelection, as the case may be, to the board of directors of the Combined Company at the 2023, 2024 and 2025 annual meetings of stockholders of the Combined Company.
Until the 2026 annual meeting of stockholders of the Combined Company, at least one Company Designee will serve on each committee of the board of directors of the Combined Company, with the exception of the Nominating and Corporate Governance Committee on which at least two Company Designees will serve.
The Combined Company’s Audit Committee consists of Edward H. Braman (Chair), Nancy Agee, James Kilroy and Jay P. Leupp. The Combined Company’s Compensation Committee consists of John Knox Singleton (Chair), Peter Lyle, Sr., John Abbott and W. Bradley Blair II. The Combined Company’s Nominating and Governance Committee consists of Christann Vasquez (Chair), Edward Braman, Ajay Gupta, Vicki U. Booth and Constance B. Moore.
In addition to Todd J. Meredith, the board of directors of the Combined Company is as follows:
John V. Abbott
, 67, retired from the General Electric Company in 2015 after over 38 years with the company. At the time of his retirement, he was Executive Vice President of GE Capital Aviation Services, where he served as President and Chief Executive Officer of the Asset Management Group. Prior to that, Mr. Abbott held several leadership positions in GE’s aircraft engine manufacturing business, including serving as Chief Financial Officer of multiple divisions.
W. Bradley Blair, II
, 78, was chairman of the board of directors of Legacy HTA from August 2, 2021 until the Effective Time. Mr. Blair was previously appointed as the lead independent director of the board of directors of Legacy HTA in December 2014 and served as an independent director of Legacy HTA since September 2006. Mr. Blair received a B.S. degree in Business from Indiana University in Bloomington, Indiana and a Juris Doctorate degree from the University of North Carolina School of Law. Mr. Blair is a member of the American Bar Association and the North Carolina Bar Association.
Vicki U. Booth
, 59, has served as an independent director of Legacy HTA since March 2018. Ms. Booth currently serves as the President and Board Chair of the Ueberroth Family Foundation and as a Director for Hoag Hospital, part of the Providence St. Joseph Health system, where she chairs the Nominating and Governance Committee and serves on the Quality Improvement Committee, Finance Committee and Community Benefit Committee. She also serves as a Director of the Hoag Clinic. Ms. Booth received her Bachelors of Arts degree from the University of Colorado.
Nancy H. Agee
, 69, has served as the Chief Executive Officer of Carilion Clinic, a not-for-profit
health care organization based in Roanoke, Virginia, since 2011. From 2001 to 2011, she served as the Chief Operating Officer of Carilion Clinic. Ms. Agee also serves as a director of RGC Resources, Inc., an energy company located in Roanoke, Virginia, and HomeTown Bankshares Corporation, a state chartered bank located in Roanoke, Virginia. Ms. Agee served as the chair of the Board of Trustees of the American Hospital Association for 2018.
Edward H. Braman
, 65, served as a self-employed finance and accounting consultant from 2015 to 2018. Mr. Braman was a partner at Ernst & Young LLP from 1997 until his retirement in 2015. While at Ernst & Young, Mr. Braman audited public and private companies in a broad variety of industries. He is a certified public accountant and also serves as a director and audit committee chairman of U.S. Xpress Enterprises, Inc., a publicly traded truckload carrier headquartered in Chattanooga, Tennessee.
Ajay Gupta
, 44, served as the Chief Executive Officer of Physical Rehabilitation Network since 2019. He has also served as Chief Executive Officer of Gupta Capital Partners since 2017. Prior to that, he served as the Chief Operating Officer and Chief Financial Officer of Envision Healthcare, in the Evolution Health Division. From 2013 to 2015, Mr. Gupta served as the Chief Operating Officer and Chief Financial Officer of Integrated Oncology Network, LLC. In 2012, Mr. Gupta was a senior advisor at the Center for Medicare and Medicaid Services. Prior to that, Mr. Gupta served as a division Chief Financial Officer for HCA Healthcare.

James J. Kilroy
, 49, served as President and Portfolio Manager at Willis Investment Counsel, an investment firm located in Gainesville, Georgia. In the fifteen years prior to joining Willis Investment Counsel in 2009, Mr. Kilroy was an analyst with a long/short hedge fund, a sell-side equity research analyst on Wall Street, and an investment banker specializing in real estate corporate finance.
Jay P. Leupp
, 58, was appointed as an independent director of Legacy HTA in January 2020. Mr. Leupp is currently the Managing Partner and Senior Portfolio Manager for Terra Firma Asset Management, LLC (“
TFAM
”). Prior to TFAM, Mr. Leupp was Managing Director, Senior Portfolio Manager for Lazard Asset Management LLC in San Francisco, CA where he worked from 2011 to June 2020. Mr. Leupp also holds an MBA degree from Harvard University and a Bachelor of Accounting degree from Santa Clara University. He currently serves on the Board of Directors of G.W. Williams Company, Apartment Investment and Management Company and Marathon Digital Holdings.
Peter F. Lyle
, 57, serves as Executive Vice President and Principal at Medical Management Associates, Inc., a health care consulting group based in Atlanta, Georgia.
Constance B. Moore
, 66, was elected to the board of directors of Legacy HTA effective March 11, 2022. She has served as a director of Civeo Corporation since June 2014 and as a director of TriPointe Homes since July 2014. She served as a director of Columbia Property Trust, including as chair of its board of directors in 2021, from November 2017 until it was acquired in December 2021. Ms. Moore holds an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a bachelor’s degree from San Jose State University. In 2009, she served as chair of National Association of REITS.
John Knox Singleton
, 73, became the chair of the Combined Company as of the Effective Time. He retired in 2018 as the Chief Executive Officer of Inova Health System headquartered in Falls Church, Virginia. He also serves as a director of Washington Mutual Investors Fund, a mutual fund located in Los Angeles, California.
Christann M. Vasquez
, 61, served as Chief Operating Officer of Ascension Texas since September 2019. Prior to that, she served as the President of Dell Seton Medical Center at the University of Texas, a teaching hospital located in the downtown health center of Austin, Texas, President of Seton Shoal Creek Hospital, and President of Seton Medical Center Austin. From August 2009 to August 2014, Ms. Vasquez was the Executive Vice President and Chief Operating Officer of University Health System in San Antonio, Texas.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
The information provided in the Introductory Note of this Current Report on Form
8-K
is incorporated herein by reference.
Effective immediately following the Effective Time, (i) the OP adopted the Second Amended and Restated Agreement of Limited Partnership and, in accordance with a certificate of amendment filed with the Secretary of State of the State of Delaware, changed the name of the OP to “Healthcare Realty Holdings, L.P.”, and (ii) in accordance with the articles of amendment filed with the SDAT, Legacy HTA changed its name to “Healthcare Realty Trust Incorporated”. Copies of the articles of amendment of Legacy HTA and certificate of amendment and Second Amended and Restated Agreement of Limited Partnership of the OP are furnished as Exhibits 3.1, 3.2 and 3.3 hereto, respectively, and are incorporated herein by reference.
Pursuant to the Second Amended and Restated Agreement of Limited Partnership, the OP’s partnership interests issued to limited partners other than the Combined Company are divided into Common Series A Units and Common Series B Units (the “
Common Partnership Units
”). The Common Partnership Units have rights under the Second Amended and Restated Agreement of Limited Partnership that are identical to those under the pre-Effective Time agreement of limited partnership. The distribution and redemption rights of the Common Partnership Units are summarized under the section entitled “The Merger—Treatment of Limited Partnership Units in the Company OP” in the registration statement Legacy HTA filed on Form S-4 (File No. 333-264604) on June 9, 2022. The Second Amended and Restated Agreement of Limited Partnership facilitates the process of combining Legacy HR and Legacy HTA and creating a resulting UPREIT structure, as well as incorporates applicable tax-related updates based on legislative developments.

Item 9.01	Financial Statements and Exhibits.
(a) Financial statements of businesses or funds acquired.
The audited consolidated financial statements of Legacy HR as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 included in Legacy HR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 22, 2022, are incorporated herein by reference.
The unaudited condensed consolidated financial statements of Legacy HR as of March 31, 2022 and for the three months ended March 31, 2022 and 2021 included in Legacy HR’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 5, 2022, are incorporated herein by reference.
(b) Pro forma financial information.
The unaudited pro forma condensed consolidated balance sheet as of March 31, 2022 and the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2022 and the year ended December 31, 2021 included in Legacy HTA’s registration statement on

Form S-4,

filed with the SEC on June 14, 2022, are incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger by and among Healthcare Realty Trust Incorporated (now known as HRTI, LLC), Healthcare Trust of America, Inc. (now known as Healthcare Realty Trust Incorporated), Healthcare Trust of America Holdings, L.P. (now known as Healthcare Realty Holdings, L.P.) and HR Acquisition 2, LLC (previously filed as Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-35568) filed with the SEC on March 1, 2022 and incorporated by reference herein).

3.1	Articles of Amendment of Healthcare Trust of America, Inc.

3.2	Certificate of Amendment to Certificate of Limited Partnership of Healthcare Trust of America Holdings, LP.

3.3	Second Amended and Restated Agreement of Limited Partnership Healthcare Trust of America Holdings, LP (now known as Healthcare Realty Holdings, L.P.).

4.1	Indenture, dated as of July 22, 2022, by and among Healthcare Realty Holdings, L.P., Healthcare Realty Trust Incorporated, and U.S. Bank Trust Company, National Association.

4.2	Supplemental Indenture No. 1, dated as of July 22, 2022, by and among Healthcare Realty Holdings, L.P., Healthcare Realty Trust Incorporated, and U.S. Bank Trust Company, National Association.

4.3	Supplemental Indenture No. 2, dated as of July 22, 2022, by and among Healthcare Realty Holdings, L.P., Healthcare Realty Trust Incorporated, and U.S. Bank Trust Company, National Association.

4.4	Supplemental Indenture No. 3, dated as of July 22, 2022, by and among Healthcare Realty Holdings, L.P., Healthcare Realty Trust Incorporated, and U.S. Bank Trust Company, National Association.

4.5	Supplemental Indenture No. 4, dated as of July 22, 2022, by and among Healthcare Realty Holdings, L.P., Healthcare Realty Trust Incorporated, and U.S. Bank Trust Company, National Association.

4.6	Tenth Supplemental Indenture, dated as of July 22, 2022, by and between HRTI, LLC and Truist Bank.

4.7	3.875% Senior Notes due 2025.

4.8	3.625% Senior Notes due 2028 (No. 2028-1).

4.9	3.625% Senior Notes due 2028 (No. 2028-2).

4.10	2.400% Senior Notes due 2030 (No. 2030-1).

4.11	2.400% Senior Notes due 2030 (No. 2030-2).

4.12	2.050% Senior Notes due 2031.

4.13	Guarantee of 2025 Note.

4.14	Guarantee of 2028 Note.

Exhibit No.	Description

4.15	Guarantee of 2030 Note.

4.16	Guarantee of 2031 Note.

10.1
Fourth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of July 20, 2022, by and among Healthcare Trust of America Holdings, LP (now known as Healthcare Realty Holdings, L.P.), Healthcare Trust of America, Inc. (now known as Healthcare Realty Trust Incorporated), the lenders named therein, and Wells Fargo Bank, National Association.

10.2	Contribution and Assignment Agreement, dated as of July 20, 2022, by and between Healthcare Realty Trust Incorporated and Healthcare Realty Holdings, L.P.

10.3
Third Amended and Restated Employment Agreement, dated February 16, 2016, by and between Todd J. Meredith and Legacy HR (previously filed as Exhibit 10.10 to Legacy HR’s Form 10-K for the year ended December 31, 2015 filed with the SEC on February 16, 2016 and incorporated by reference herein).

10.4
Amendment No. 1 to Third Amended and Restated Employment Agreement, dated February 12, 2020, by and between Todd J. Meredith and Legacy HR (previously filed as Exhibit 10.5 to Legacy HR’s Form 10-K for the year ended December 31, 2019 filed with the SEC on February 12, 2020 and incorporated by reference herein).

10.5
Amendment No. 2 to Third Amended and Restated Employment Agreement, dated February 18, 2022, by and between Todd J. Meredith and Legacy HR (previously filed as Exhibit 10.6 to Legacy HR’s Form 10-K for the year ended December 31, 2021 filed with the SEC on February 22, 2022 and incorporated by reference herein).

10.6
Third Amended and Restated Employment Agreement, dated February 15, 2017, by and between John M. Bryant, Jr. and Legacy HR (previously filed as Exhibit 10.8 to Legacy HR’s Form 10-K for the year ended December 31, 2016 filed with the SEC on February 15, 2017 and incorporated by reference herein).

10.7
Amendment No. 1 to Third Amended and Restated Employment Agreement, dated February 12, 2020, by and between John M. Bryant, Jr. and Legacy HR (previously filed as Exhibit 10.7 to Legacy HR’s Form 10-K for the year ended December 31, 2019 filed with the SEC on February 12, 2020 and incorporated by reference herein).

10.8
Amended and Restated Employment Agreement, dated January 1, 2017, by and between Robert E. Hull and Legacy HR (previously filed as Exhibit 10.9 to Legacy HR’s Form 10-K for the year ended December 31, 2016 filed with the SEC on February 15, 2017 and incorporated by reference herein).

10.9
Amendment No. 1 to Amended and Restated Employment Agreement, dated February 12, 2020, by and between Robert E. Hull and Legacy HR (previously filed as Exhibit 10.9 to Legacy HR’s Form 10-K for the year ended December 31, 2019 filed with the SEC on February 12, 2020 and incorporated by reference herein).

10.10
Amendment No. 2 to Amended and Restated Employment Agreement, dated February 18, 2022, by and between Robert E. Hull and Legacy HR (previously filed as Exhibit 10.11 to Legacy HR’s Form 10-K for the year ended December 31, 2021 filed with the SEC on February 22, 2022 and incorporated by reference herein).

10.11
Amended and Restated Employment Agreement, dated February 2, 2016, by and between J. Christopher Douglas and Legacy HR (previously filed as Exhibit 10.1 to Legacy HR’s Form 8-K filed with the SEC on February 3, 2016 and incorporated by reference herein).

10.12
Amendment No. 1 to Amended and Restated Employment Agreement, dated February 12, 2020, by and between J. Christopher Douglas and Legacy HR (previously filed as Exhibit 10.11 to Legacy HR’s Form 10-K for the year ended December 31, 2019 filed with the SEC on February 12, 2020 and incorporated by reference herein).

10.13
Amendment No. 2 to Amended and Restated Employment Agreement, dated February 18, 2022, by and between J. Christopher Douglas and Legacy HR (previously filed as Exhibit 10.4 to Legacy HR’s Form 10-K for the year ended December 31, 2021 filed with the SEC on February 22, 2022 and incorporated by reference herein).

10.14
Amended and Restated Employment Agreement, dated as of July 1, 2021, by and between Julie F. Wilson and Legacy HR (previously filed as Exhibit 10.1 to Legacy HR’s Form 10-Q for the quarter ended June 30, 2021 and incorporated by reference herein).

23.1	Consent of BDO USA, LLP.

104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalves by the undersigned hereunto duly authorized.

Healthcare Realty Trust Incorporated

Dated: July 26, 2022	By:	/s/ Andrew E. Loope
	Name:	Andrew E. Loope
	Title:	Senior Vice President, Corporate Counsel, and Secretary

Healthcare Realty Holdings, L.P.

	By:	Healthcare Realty Trust Incorporated,
its General Partner

Dated: July 26, 2022	By:	/s/ Andrew E. Loope
	Name:	Andrew E. Loope
	Title:	Senior Vice President, Corporate Counsel, and Secretary